SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) February 5, 2004
                                                         ----------------

                             ESSENTIAL REALITY, INC.
               (Exact name of Registrant as Specified in Charter)


          Nevada                       000-32319                 33-0851302
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(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                   263 Horton Highway, Mineola, New York 11501
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code (516) 742-3100
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 5, 2004, the Registrant announced that it signed a binding term sheet (the "Term Sheet") outlining the acquisition of AllianceCorner Distributors Inc. ("Alliance") a privately-held wholesale distributor of interactive video games and gaming products. This Term Sheet supersedes and replaces the Letter of Intent dated November 6, 2003 which was the subject of a Form 8-K filed on November 25, 2003.

         The consummation of the transaction is contingent on a number of factors, including but not limited to, the completion of due diligence and the execution of a definitive agreement. There can be no assurance that the merger will be consummated or, if consummated, that it will be consummated on the terms set forth in the Term Sheet.

         The press release  regarding this  announcement  is attached  hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits Furnished

         99.1 Press Release dated February 5, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ESSENTIAL REALITY, INC.
Date:    February 5, 2004                         By: /s/ Humbert B. Powell, III
                                                  ------------------------------
                                                  Name: Humbert B. Powell, III
                                                  Title:  Chairman of the Board